SCHEDULE C INFORMATION

Information Statement Pursuant to Section 14(c) of
The Securities Exchange Act of 1934 (Amendment No.)

Check the appropriate box:

/  /	Preliminary, Information Statement
/  /	Confidential, for Use of the Commission Only
    	(as permitted by Rule 14c-5(d) (2))
/  /	Definitive Information Statement

PANTHER RESOURCES LTD.
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(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/   /	No fee required
/   /	Fee computed on table below per Exchange Act Rules 14(c)-5(g) and 0-11

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)	Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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/  /	Fee paid previously with preliminary materials.

/  /	Check box if any part of the fee is offset as provided by the Exchange Act
Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

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PANTHER RESOURCES LTD.
1111 West Hastings Street, Suite 211
Vancouver, British Columbia, Canada  V6E 2J3

NOTICE OF ACTION TO BE TAKEN BY SHAREHOLDERS

October 6, 1998


To:  The Shareholders of Panther Resources Ltd.

Jupiter Consultants, Inc., Micro-America, Inc., Sandy Coastline
Investments Ltd. and Mandarin Enterprises Inc. (collectively, the "Majority Shareholders") are the holders of a total of 25,253,000 shares or approximately 53% of the issued and outstanding stock of Panther Resources Ltd., a Nevada corporation (the "Company"). The Majority Shareholders intend to adopt the following resolutions by written consent in lieu of a meeting pursuant to Section 242 (a)(1) of the General Corporation Law of the State of Nevada.



1. To elect Directors.
2. To ratify the stock options and restricted stock awards granted pursuant to the 1998 Stock Option Plan.
3. To approve and ratify the reservation of 3,750,000 shares for issuance as stock options and restricted stock awards pursuant to the 1999 Stock Option Plan as attached hereto.
4. To authorize the Directors to effect a reverse split of the issued and outstanding shares of the Company on a ratio of up to 1:6 at their discretion.
5. To authorize the Directors to initiate a buy-back program for Panther Resources Ltd.
of up to 20% its own issued and outstanding securities.
6. To authorize the Directors to declare a dividend at its discretion.


	Katharine Johnston, Secretary

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WE ARE NOT ASKING YOU FOR A CONSENT OR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY
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PANTHER RESOURCES LTD.
1111 West Hastings Street, Suite 211
Vancouver, British Columbia, Canada  V6E 2J3

October 6, 1998

SHAREHOLDERS ACTION

The Majority Shareholders will submit their consents to the shareholder resolutions described in this Information Circular on or after October 6, 1998, to be effective as of October 6, 1998. As of October 6, 1998, the Majority Shareholders held of record 25,253,000 shares of the Company's common and the voting rights attached to the series "A" preferred stock, or approximately 53% of the issued and outstanding common stock of the Company. The remaining outstanding shares of the Company are held by several hundred other shareholders.

The Majority Shareholders consist of companies owned or controlled by the Chief Executive Officer and Chairman of the Board, Gordon Muir, the President and a Director, Penny Perfect and the Vice-President and a Director, Katharine Johnston.

Holders of the common stock of record as of October 6, 1998 are entitled to submit either consent to the shareholder resolutions described in this Information Statement, although no shareholder consents other than that of the Majority Shareholders are required to be submitted in order for the resolution to be adopted. The Company is not soliciting consents or proxies and shareholders have no obligation to submit either of them. Whether or not shareholders submit consents should not affect their rights as shareholders or the prospects of the proposed shareholder resolutions being adopted.
The Majority Shareholders will consent to all of the shareholder resolutions described in this Information Circular. Other shareholders who desire to submit their consents must do so by October 16, 1998, and once submitted will not be revocable. The affirmative vote of the holders of a majority of the outstanding common stock of the Company is required to adopt the resolutions described in this Information Statement. Nevada law does not require that the proposed transaction be approved by a majority of the disinterested shareholders. A total of 47,512,100 shares of common stock comprising 37,512,100 common shares and 10,000,000 voting rights as per the terms of the Class "A" preferred shares will be entitled to vote on the Company's proposed transactions described in this Information Statement.

THE COMPANY AND THE TRANSACTION

The Company is registered in the State of Nevada and has executive offices at Suite 211 - 1111 West Hastings Street, Vancouver, British Columbia, Canada, V6E 2J3, and its telephone number is (604) 988-5974. As described in the accompanying Notice of Action to be Taken by the Shareholders, the Company proposes:

1.	To elect Directors.
2.	To ratify the stock options and restricted stock awards granted pursuant to the 1998 Stock Option Plan.
3.	To approve and ratify the reservation of 3,750,000 shares for issuance as stock options and restricted stock awards pursuant to the 1999 Stock Option
Plan as attached hereto.
4.	To authorize the Directors to effect a reverse split of the issued and outstanding shares of the Company on a ratio of up to 1:6.
5.	To authorize the Directors to initiate a buy-back program for Panther
Resources Ltd. of up to 20% its own issued and outstanding securities.
6.	To authorize the Directors to declare a dividend at its discretion.

The Board of Directors of the Company voted in approval all of the above noted matters.

Additional information regarding the Company, its business, its stock, and its financial condition are included in the Company's Form 10-K annual reports and its Form 10-Q quarterly reports.

ELECTION OF DIRECTORS

The Board of Directors is divided into three levels as follows:

LEVEL 1 -	Full time working executive
LEVEL 2 - 	Part time working executive
LEVEL 3 - 	Non-employee Directors


The company intends to elect the Directors as follows:

LEVEL 1 DIRECTORS - GORDON MUIR, PENNY PERFECT and KATHARINE JOHNSTON for a term of three years.

LEVEL 2 DIRECTORS - VICTOR D. CARDENAS for a term of two years.

LEVEL 3 DIRECTORS - F. BRYSON FARRILL, ROBERT NEEDHAM and LESLIE B. MAURO for a term of one year.


Name, Age and Other		Principal Occupations of Employment
Positions Held with the company	Occupation for the Past Five Years

GORDON J. MUIR       	   President/Director of Golden Panther
Chief Executive Officer       Resources Ltd.;President/Director of PT
Chairman of the Board   	   Golden Panther Resources; President/Director
				   of PT Golden Panther Resources;
Age:  45                      Secretary/Director of Panther Group Ltd.;
                              President/Director of Golden Panther Investments
                              Ltd From 1994 - 1997 Director Term of Office:
                              3 years and later  Chief Executive Officer
				   of Urban Resource Technologies Inc.; Prior to
                              1994 Self Employed Investor.


PENNY PERFECT	      Director of Golden Panther Resources Ltd.
President		      President/Director of Panther Group Ltd.
Vice-Chairman of	      Director of Golden Panther Investments Ltd.;
The Board                 From 1996-1997 Director and later President of
Age:45                    Urban Resource Technologies Inc.;  Prior to 1994
                          Owner of Worldwide Investor Network Corp., a firm specializing in corporate finance, investment banking and venture capital financing.



KATHARINE JOHNSTON	           Director of Golden Panther Resources Ltd.
Executive Vice-President	    Secretary of Panther Group Ltd.; From Legal &
Age:44                         Finance
                               November, 1996 to August, 1997 Director and
                               Vice-President of Urban Resource Technologies
        			                     Inc.; From 1987 to 1997 President of Keremy
                               Mngt. Services Ltd., a private company providing
                               Freelance Legal Assistant Services and
                               Administration of public companies.

VICTOR CARDENAS                Electronic Engineer with a specialty in
Age:47                         computer Science;
                               Self-employed Investor



F. BRYSON FARRILL 	           Financial Consultant; Director of Divine
Chief Investment Officer	    Entertainment Corp. 1994 to date; Director
Age:    62		           of Solar Pharmaceutical Ltd. 1997 to date;
			           Director of Futurelink Distribution Corp.
                               1998 to date


ROBERT NEEDHAM	           Principal of Needham & Associates -
Age:   69		           Mining Management Consultants;
        			    1992 - 1994 Managing Director and CEO
		                  Mineral Resources Development Company;
				    1994 - present Chairman and CEO, Tri-Star
				    Gold, Inc. and Managing Director of
				    Minesupplies Limited Ghana;
				    1995 - present Director, International
				    Tournigan Corporation Inc., Canada
				    1995 - present Director of Diversified
				    Minerals Resources, Australia


LESLIE B. MAURO       	    Principal of Gala Productions Ltd.;
Age:  42			    Consulting services in event production;
			           media public relations, communications
			           Specializing in the Mining Industry;
				    1994 to date


SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

The following table sets forth as of October 6th, 1998 the security ownership of each director and officer of the Company, and the directors and officers of the Company as a group, including common stock and Class "A" preferred convertible to common stock.

Name & Address of	            	Number of Shares
Beneficial Owner	             	Beneficially Owned		Percentage of Ownership
Gordon Muir		            	11,959,000			       25%
Vancouver, B.C.

Penny Perfect	           	11,959,000		             	 25%
Vancouver, B.C.

Katharine Johnston		       1,335,000		             	  3%
Vancouver, B.C.

The other Directors own
as a Group less than 1% of
the issued and outstanding
shares of the company.

All officers and directors

As a group		              25,435,000	                  53.5%

APPROVAL OF STOCK OPTIONS

The Company intends to ratify the stock options and restricted stock awards granted pursuant to the 1998 stock option plan.

The Company further intends to approve and ratify the reservation of 3,750,000 shares for issuance as stock options and restricted stock awards pursuant to the 1999 Stock Option Plan.


BUY BACK PROGRAM FOR ISSUED AND OUTSTANDING COMMON SHARES

The Company intends to authorize the Directors of the Company to initiate a buy back program of up to 20% of the issued and outstanding shares of the Company.

DECLARE A DIVIDEND

The company intends to authorize the Board of Directors to declare a dividend comprising silver, shares of subsidiaries or any combination as the Directors may see fit.


REVERSE SPLIT OF COMMON SHARES

The company intends to authorize the Board of Directors to consider and implement up to a 1:6 reverse split of the issued and outstanding common shares of the Company.

SHAREHOLDER PROPOSALS AND NOMINATING PROCEDURES

Any proposal that a shareholder intends to present at the Company's 1998 Annual Meeting schedules for November 23, 1998 must be received at the Company's principal executive offices not later than October 30, 1998. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the Securities and Exchange Commission. Shareholder proposals should be addressed to the Secretary of the Company. Nominations for directors to be elected at the 1998 Annual General Meeting, other than those made by the Board of Directors, must be submitted to the Secretary of the Company no later than October 30, 1998. The nomination should include the full name of the nominee and a description of the nominee's background in compliance with Regulation S-8 of the reporting rules of the Securities and Exchange Commission.


OTHER MATTERS

The Board of Directors of the Company is not aware that any matter other than those described in this Information Statement is to be presented for the consent of the shareholders.